UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 12, 2019

Qualys, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35662	77-0534145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 East Hillsdale Boulevard

Foster City, California 94404

(Address of principal executive offices, including zip code)

(650) 801-6100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note

On February 12, 2019, Qualys, Inc. (“Qualys” or the “Company”) furnished a Current Report on Form 8-K (the “Original Form 8-K”), under items 2.02 and 9.01, to furnish a copy of its earnings press release announcing its unaudited financial results for the quarter and fiscal year ended December 31, 2018. Subsequent to the furnishing of the Original Form 8-K, the Company revised the press release to reflect the audited results. The Company revised the amount reported as operating cash flow of $29.0 million to $26.7 million for the fourth quarter of 2018, revised the amount reported as operating cash flow of $127.8 million to $125.5 million for 2018, revised its presentation of the Company’s consolidated statements of cash flows in 2018, and revised the amount reported as purchases of property and equipment of $25.1 million to $22.8 million in 2018.

Accordingly, the Company is furnishing this Amendment No. 1 on Form 8-K/A to furnish a copy of the revised version of the press release, dated February 26, 2019. The Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A represents the revised press release in its entirety and amends and supersedes Exhibit 99.1 to the Original Form 8-K.

Item 2.02	Results of Operations and Financial Condition.

On February 26, 2019, the Company revised the press release announcing its financial results for the quarter and fiscal year ended December 31, 2018 to reflect the audited results. A copy of the revised press release is attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

This information is intended to be furnished under Item 2.02 of Form 8-K/A, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Revised press release of Qualys, Inc. dated February 26, 2019 announcing its financial results for the quarter and fiscal year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALYS, INC.

By:	/s/ Philippe F. Courtot
Philippe F. Courtot Chairman, President and Chief Executive Officer

Date: February 26, 2019